UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05348

The Thai Fund, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas 22nd Floor New York, NY			10020
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 1221 Avenue of the Americas, 33rd Floor New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	6/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2005 Semi-Annual Report

June 30, 2005

The Thai Fund, Inc.

Morgan Stanley
Investment Management Inc.
Investment Adviser

The Thai Fund, Inc.

Directors
Charles A. Fiumefreddo
Michael Bozic
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael Nugent
Fergus Reid

Officers
Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Joseph J. McAlinden
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President

James W. Garrett
Treasurer and Chief Financial Officer

Carsten Otto
Chief Compliance Officer

Michael J. Leary
Assistant Treasurer

Mary E. Mullin
Secretary

U.S. Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Thai Investment Adviser
MFC Asset Management Public Company Limited
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand

Custodians
The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
1 (800) 278-4353

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 221-6726 or visit our website at www.morganstanley.com/im.

© 2005 Morgan Stanley

The Thai Fund, Inc.

Letter to Stockholders	Overview

Performance

For the six months ended June 30, 2005, The Thai Fund, Inc. (the “Fund”) had a total return, based on net asset value per share, of -3.61%, net of fees, compared to -4.94% for the Securities Exchange of Thailand (SET) Index (the “Index”) expressed in U.S. dollars.  On June 30, 2005, the closing price of the Fund’s shares on the New York Stock Exchange was $9.52, representing a 18.7% premium to the Fund’s net asset value per share.

Factors Affecting Performance

•                  Investor sentiment was depressed by the continued violence in the South, the Asian bird flu virus, as well as the rise in oil prices. Despite the resounding victory of the Thai government in the elections, there were no major economic policies implemented to “prime the pump” of the weakening economy.

•                  The economy grew by 3.3% during the first quarter and is projected to grow at 3% in the first half. This is a sharp slowdown from the 6.1% growth recorded for 2004. Consumption growth was hampered by higher consumer prices. The country also suffered from lower tourism arrivals following the tsunami incident of December 2004.

•                  Corporate earnings were mostly below expectations due to lower revenue growth. Costs also rose due to the higher price of oil. However, banks’ earnings were better than expected as loans growth remained positive and net interest margins improved.

Management Strategies

•                  Despite delays, we remain confident that the government will soon implement some important infrastructure projects, which have the potential to strengthen the economy. Hence, we continue to prefer construction companies which we believe will benefit once these programs are launched.

•                  We believe banks will also do well as interest rates increase. There is ample liquidity in the system for them to hold back any increase in their cost of funds.

Sincerely,

Ronald E. Robison

Executive Vice President—

Principal Executive Officer

July 2005

The Thai Fund, Inc.

Investment Advisory Agreement Approval	June 30, 2005 (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser, Sub-Adviser and the Administrator together are referred to as the “Adviser” and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the “Management Agreement.”)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Fund’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Fund’s performance was lower than its performance peer group average for the one-year period but better for the three- and five-year periods. The Board concluded that the Fund’s overall performance was competitive with its performance peer group.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Fund under the Management Agreement and the total expense ratio of the Fund. The Board noted that: (i) the Fund’s management fee rate was higher than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report for the Fund; but (ii) the Fund’s total expense ratio was lower than the average total expense ratio of the funds included in the Fund’s expense peer group. The Board concluded that the management fee rate was competitive in light of the fact that the Adviser managed the Fund so that the total expense ratio of the Fund was less than the total expense ratio of the funds in the expense peer group average.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Fund’s management fee and noted that the fee, as a percentage of the Fund’s net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Fund’s management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Fund and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability. Based on their review of the information they

The Thai Fund, Inc.

Investment Advisory Agreement Approval (cont’d)	June 30, 2005 (unaudited)

received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and its affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and sales of Fund shares through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section). The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Fund through an electronic trading system network (“ECN”). The Board considered the float benefits and the above-referenced ECN-related revenue and concluded that they were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Adviser informed the Board that it does not use Fund commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement for another year.

The Thai Fund, Inc.

Portfolio of Investments	June 30, 2005 (unaudited)

	Shares	Value (000)
THAI INVESTMENT PLAN (99.0%)
THAI COMMON STOCKS (98.8%) (Unless Otherwise Noted)
Beverages (1.0%)
Serm Suk PCL	2,252,600	$1,101
Building Materials (0.9%)
Dynasty Ceramic PCL	2,335,500	937
Capital Markets (0.6%)
Kim Eng Securities Thailand PCL	1,132,600	683
Chemicals (2.0%)
Aromatics Thailand PCL	(b)1,692,600	2,105
Commercial Banks (19.3%)
Bangkok Bank PCL	2,578,650	6,292
Kasikornbank PCL	3,857,000	5,122
Krung Thai Bank PCL	20,077,700	4,503
Siam Commercial Bank PCL	4,152,600	4,664
		20,581
Construction & Engineering (7.9%)
CH. Karnchang PCL	3,587,300	983
Italian-Thai Development PCL	23,874,400	5,500
Sino Thai Engineering & Construction PCL	7,588,900	1,959
		8,442
Construction Materials (11.8%)
Siam Cement PCL	2,292,000	12,606
Consumer Finance (1.9%)
Krungthai Card PCL	1,723,100	926
National Finance PCL	3,393,800	1,047
		1,973
Diversified Telecommunication Services (2.3%)
True Corp. PCL	(a)9,698,000	2,422
Electric Utilities (1.6%)
Electricity Generating PCL	885,700	1,691
Food & Staples Retailing (1.5%)
Siam Makro PCL	1,087,600	1,610
Insurance (0.9%)
Bangkok Insurance PCL	175,435	985
Media (0.7%)
ITV PLC	(a)(b)2,973,500	791
Metals & Mining (3.6%)
Banpu PCL	1,053,700	3,793
Multiline Retail (1.4%)
Big C Supercenter PCL	2,605,700	1,525
Oil & Gas (16.5%)
PTT Exploration & Production PCL	309,400	$2,870
PTT PCL	2,581,300	13,587
Thai Oil PCL	715,700	1,094
		17,551
Real Estate (8.5%)
Asian Property Development PCL	26,301,300	2,302
Golden Land Property PCL	(a)4,922,500	928
Lalin Property PCL	11,919,300	1,455
Land & Houses PCL	18,749,000	3,079
MBK PCL	937,800	1,092
Quality House PCL	6,852,000	184
		9,040
Textiles, Apparel & Luxury Goods (1.6%)
Thai Rung Textile Co., Ltd.	(a)(b)(c)958	@—
Thai Wacoal PCL	2,042,130	1,643
		1,643
Wireless Telecommunication Services (14.8%)
Advanced Info Service PCL	4,664,400	11,042
Shin Corp. PCL	5,148,500	4,662
		15,704
TOTAL THAI COMMON STOCKS (Cost $79,472)		105,183

	No. of
	Warrants
WARRANTS (0.2%)
Real Estate (0.0%)
Quality House PCL, expiring 9/11/08	(a)1,370,400	8
Construction & Engineering (0.2%)
Sino Thai Engineering & Construction PCL, expiring 4/18/08	(a)1,973,983	207
TOTAL WARRANTS (Cost $@—)		215

	No. of
	Rights
RIGHTS (0.0%)
Diversified Telecommunication Services (0.0%)
Telecomasia Corp. (Cost $@—)	(a)(b)721,421	@—
TOTAL THAI INVESTMENT PLAN (99.0%) (Cost $79,472)		105,398

The accompanying notes are an integral part of the financial statements.

The Thai Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

	Face
	Amount (000)	Value (000)
SHORT-TERM INVESTMENT (0.8%)
Repurchase Agreement (0.8%)
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $860 (Cost $860)	$ (d)860	$860
TOTAL INVESTMENTS (99.8%) (Cost $80,332)		106,258
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		198
NET ASSETS (100%)		$106,456

(a)               Non-income producing security.

(b)              Security was valued at fair value — At June 30, 2005, the Fund held $2,896,000 of fair valued securities, representing 2.7% of net assets.

(c)               Restricted security not registered under the Securities Act of 1933. Acquired 4/89 at a cost of $49,000. At June 30, 2005, this security had a market value of $0, representing 0.0% of net assets.

(d)              Represents the Fund’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

@                 Face Amount/Value is less than $500.

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry, as a percentage of total investments.

*   Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.

The Thai Fund, Inc.

Financial Statements (unaudited)

Statement of Assets and Liabilities

June 30, 2005 (000)
Assets:
Investments, at Value (Cost $80,332)	$106,258
Cash	1
Foreign Currency, at Value (Cost $519)	515
Other Assets	9
Total Assets	106,783
Liabilities:
Payable For:
Thai Repatriation Tax	143
U.S. Investment Advisory Fees	70
Thai Investment Advisory Fees	27
Directors’ Fees and Expenses	11
Administration Fees	4
Custodian Fees	1
Other Liabilities	71
Total Liabilities	327
Net Assets
Applicable to 13,278,753, Issued and Outstanding $0.01 Par Value Shares (30,000,000 Shares Authorized)	$106,456
Net Asset Value Per Share	$8.02
Net Assets Consist of:
Common Stock	$133
Paid-in Capital	189,309
Undistributed (Distributions in Excess of) Net Investment Income	2,335
Accumulated Net Realized Gain (Loss)	(111,371)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	26,050
Net Assets	$106,456

The accompanying notes are an integral part of the financial statements.

The Thai Fund, Inc.

Financial Statements (unaudited)

Statement of Operations

Six Months Ended
June 30, 2005
(unaudited) (000)
Investment Income
Dividends	$3,416
Interest	11
Total Investment Income	3,427
Expenses
Investment Advisory Fees (Note B)	431
Thai Repatriation Tax Expense	289
Thai Investment Advisory Fees (Note B)	176
Administration Fees (Note C)	46
Custodian Fees (Note D)	40
Professional Fees	38
Stockholder Reporting Expenses	26
Stockholder Servicing Fees	9
Directors’ Fees and Expenses	2
Other Expenses	26
Total Expenses	1,083
Waiver of Administration Fees (Note C)	(20)
Expense Offset (Note D)	@—
Net Expenses	1,063
Net Investment Income (Loss)	2,364
Net Realized Gain (Loss) on:
Investments	2,745
Foreign Currency Transactions	(200)
Net Realized Gain (Loss)	2,545
Change in Unrealized Appreciation (Depreciation) on:
Investments	(8,933)
Foreign Currency Translations	46
Change in Unrealized Appreciation (Depreciation)	(8,887)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(6,342)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,978)

@ Amount is less than $500.

Statement of Changes in Net Assets

	Six Months Ended
	June 30, 2005	Year Ended
	(unaudited) (000)	December 31, 2004 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,364	$1,704
Net Realized Gain (Loss)	2,545	13,450
Change in Unrealized Appreciation (Depreciation)	(8,887)	(21,602)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,978)	(6,448)
Distributions from and/or in Excess of:
Net Investment Income	—	(1,654)
Capital Share Transactions:
Reinvestment of Distributions (3,664 and 2,140 Shares, Respectively)	38	18
Total Increase (Decrease)	(3,940)	(8,084)
Net Assets:
Beginning of Period	110,396	118,480
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $2,335 and $(29), Respectively)	$106,456	$110,396

The accompanying notes are an integral part of the financial statements.

The Thai Fund, Inc.

Selected Per Share Data and Ratios	Financial Highlights

	Six Months Ended
	June 30, 2005		Year Ended December 31,
	(unaudited)		2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$8.32		$8.93	$4.02	$3.27	$2.99	$5.71
Net Investment Income (Loss)	0.18	†	0.13 †	0.06 †	0.04 †	0.01	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(0.48)		(0.62)	4.94	0.76	0.27	(2.74)
Total from Investment Operations	(0.30)		(0.49)	5.00	0.80	0.28	(2.70)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.12)	(0.09)	(0.05)	(0.00)#	(0.02)
Net Asset Value, End of Period	$8.02		$8.32	$8.93	$4.02	$3.27	$2.99
Per Share Market Value, End of Period	$9.52		$8.95	$10.40	$3.48	$3.30	$2.69
TOTAL INVESTMENT RETURN:
Market Value	6.37	%**	(12.91)%	201.95%	6.59%	22.95%	(65.40)%
Net Asset Value (1)	(3.61	)%**	(5.71)%	124.42%	24.27%	9.51%	(47.33)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$106,456		$110,396	$118,480	$53,355	$43,408	$39,696
Ratio of Expenses to Average Net Assets(2)	1.87	%*	1.73%	1.92%	2.29%	2.29%	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	4.14	%*	1.62%	1.18%	1.01%	0.54%	0.94%
Portfolio Turnover Rate	16	%**	36%	32%	29%	27%	15%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.87	%*	N/A	N/A	N/A	N/A	N/A
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.90	%*	1.74%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	4.11	%*	1.61%	N/A	N/A	N/A	N/A

(1)               Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†                       Per share amounts are based on average shares outstanding.

#                      Amount is less than $0.005 per share.

*                      Annualized

**               Not Annualized

The accompanying notes are an integral part of the financial statements.

The Thai Fund, Inc.

Notes to Financial Statements	June 30, 2005 (unaudited)

The Thai Fund, Inc. (the “Fund”) was incorporated on June 10, 1987 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities. The Fund makes its investments in Thailand through the Thai Investment Plan (the “Plan”) established in conformity with Thai law. The Fund is the sole unit holder of the Plan. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Plan and the Fund.

A.    Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                   Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2.                   Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.                   Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai Baht are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

•                       investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•                       investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold

The Thai Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of investments in Thai equity securities, which may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4.                   Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.                   Restricted Securities: The Fund may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

6.                   Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.      Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “U.S. Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund’s first $50 million of average weekly net assets, 0.70% of the Fund’s next $50 million of average weekly net assets and 0.50% of the Fund’s average weekly net assets in excess of $100 million.

MFC Asset Management Public Company Limited (the “Thai Adviser”) provides investment advisory services to the Fund under the terms of a contract. Under the contract, the Thai Adviser is paid a fee computed weekly and payable monthly at

The Thai Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

an annual rate of 0.40% of the Fund’s first $50 million of average weekly net assets, 0.25% of the Fund’s next $50 million of average weekly net assets and 0.20% of the Fund’s average weekly net assets in excess of $100 million.

C.      Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an administration agreement for a monthly fee, computed weekly and payable monthly, which on an annual basis equals to 0.08% of the average weekly net assets of the Fund. As approved by the Board of Directors, MS Investment Management has agreed to limit the administration fee so that it will be no greater than the old administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2005, $20,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.      Custodian Fees: JPMorgan Chase Bank, acts as custodian for the Fund’s assets held in the United States. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The Plan’s assets, in Thailand, are held by the Thai Farmers Bank Public Company Limited.

The Fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.      Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Distributions of income from the Plan to the Fund are subject to Thai income tax at a rate of 10% of the distribution amount, which is withheld at the time of distribution. All distributions from the Plan to the Fund must be approved by The Bank of Thailand (“BOT”) pursuant to the laws of The Kingdom of Thailand. For financial statement purposes, the Fund accrues and allocates the Thai income tax to net investment income, net realized gains and net unrealized appreciation on the basis of their relative amounts. For U.S. Federal income tax purposes, the Thai income tax is deducted, when paid, from net investment income.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 were as follows:

2004 Distributions		2003 Distributions
Paid From: (000)		Paid From: (000)
	Long-term		Long-term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$1,654	$—	$1,128	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences are generally due to differing treatments of gains and losses related to foreign currency transactions. Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2004, the Fund did not have any distributable earnings on a tax basis.

At June 30, 2005, the U.S. Federal income tax cost basis of investments was $80,332,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $25,926,000 of which $33,904,000 related to appreciated securities and $7,978,000 related to depreciated securities.

At December 31, 2004, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $113,740,000 available to offset future gains of which $4,096,000 will expire on December 31, 2005, $85,159,000 will expire on December 31, 2006, $2,772,000 will expire on December 31, 2007, $1,412,000 will expire on December 31, 2008, $16,272,000 will expire on December 31, 2009 and $4,029,000 will expire on December 31, 2010. During the year ended December 31, 2004, the Fund utilized capital loss carry-

The Thai Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

forward for U.S. Federal income tax purposes of approximately $13,630,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital, currency and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2004, the Fund deferred to January 3, 2005, for U.S. Federal income tax purposes, post-October capital losses of $23,000.

F.      Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.      Other: During the six months ended June 30, 2005, the Fund made purchases and sales totaling $18,065,000 and $17,626,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

Reporting to Stockholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at www.sec.gov.

The Thai Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may issue shares of its Common Stock in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Thai Fund, Inc.

American Stock Transfer & Trust Company

Dividend Reinvestment and Cash Purchase Plan

59 Maiden Lane

New York, New York 10030

1 (800) 278-4353

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Required disclosure beginning with fiscal year end 12/31/05.

Item 9. Closed-End Fund Repurchases

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semi-annual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of Ex-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Thai Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 23, 2005

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 23, 2005